EXHIBIT 99.1

3D Systems Provides Statement on Ongoing Partnership with Align Technology

ROCK HILL, S.C., Sept. 07, 2023 (GLOBE NEWSWIRE) -- 3D Systems (NYSE:DDD) today issued a statement on the company’s ongoing partnership with Align Technology (NASDAQ:ALGN). The statement is in response to significant shareholder inquiries related to Align’s recent announcement that it has entered into a definitive agreement to acquire privately held Cubicure Gmbh.

3D Systems’ 25-year partnership with Align where 3D Systems provides hardware, materials, processing, and services for Align in connection with its highly efficient indirect production of aligners remains strong. Align operates hundreds of 3D Systems’ printers producing over one million parts daily and continues to rely on 3D Systems to support its operations. 3D Systems’ forecasts remain intact and already account for Align’s existing partnership with Cubicure.

“3D Systems continues to be a critical partner for Align,” said Emory Wright, Align Technology executive vice president, Global Operations. “We have worked with them over the past 25 years to transform a prototyping technology to a mass production system. Over those years we have been able to make significant advancements in the accuracy and productivity of the technology and we will continue to work with them to further advance our indirect printing of aligners into the future.”

Cubicure’s R&D efforts on direct 3D printing of aligners have had no impact on 3D Systems. 3D Systems continues to move forward with advanced R&D to further its capabilities for direct printing aligners as that approach is further evaluated as a complement to well-established and highly efficient indirect production.

About 3D Systems
More than 35 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading additive manufacturing solutions partner, we bring innovation, performance, and reliability to every interaction – empowering our customers to create products and business models never before possible. Thanks to our unique offering of hardware, software, materials, and services, each application-specific solution is powered by the expertise of our application engineers who collaborate with customers to transform how they deliver their products and services. 3D Systems’ solutions address a variety of advanced applications in healthcare and industrial markets such as medical and dental, aerospace & defense, automotive, and durable goods. More information on the company is available at www.3DSystems.com.

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as "believes," "belief," "expects," "may," "will," "estimates," "intends," "anticipates" or "plans" or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements" and "Risk Factors" in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise.

Contacts
Investors:
3D Systems
investor.relations@3dsystems.com

MacKenzie Partners, Inc.
Dan Burch / Bob Marese
dburch@mackenziepartners.com / bmarese@mackenziepartners.com

U.S. Media:
FTI Consulting
Pat Tucker / Rachel Chesley / Kyla MacLennan
3DSystems@fticonsulting.com